SUPPLEMENT TO THE PROSPECTUSES,

SUMMARY PROSPECTUSES AND

STATEMENT OF ADDITIONAL INFORMATION (“SAI”)

OF

WELLS FARGO INTERNATIONAL EQUITY FUNDS

Wells Fargo Emerging Markets Equity Fund

Wells Fargo Global Opportunities Fund
Wells Fargo International Equity Fund

(each a “Fund”, together the “Funds”)

Effective immediately, Class B shareholders of other Wells Fargo Funds are no longer able to exchange their shares for Class B shares of the Funds.

            Effective on May 6, Class B shares of the Funds will no longer be offered. All references to Class B shares in the Fund’s prospectuses, summary prospectuses and SAI will be removed.

March 21, 2017                                                                                                           IER037/P301SP